Exhibit 10.2

VOTING AND SUPPORT AGREEMENT

This Voting and Support Agreement (this “Agreement”), dated as of April 26, 2026, is entered into by and among RE/MAX Holdings, Inc., a Delaware corporation (the “Company”), The Real Brokerage, Inc., a company existing under the laws of the Province of British Columbia (“Parent”) and each of the undersigned shareholders (each, the “Shareholder” and together, the “Shareholders”) of Parent.

WHEREAS, this Agreement is being entered into in connection with the transactions contemplated by the Arrangement Agreement and Plan of Merger, dated as of the date hereof, by and among the Company, Parent and the other parties thereto (as the same may be amended, supplemented or modified, the “Merger Agreement”);

WHEREAS, as of the date of this Agreement, each Shareholder owns beneficially or of record, and has the power to vote or direct the voting of, the Parent Common Shares and, to the extent entitled to vote at the Parent Shareholders’ Meeting, Parent Equity Awards or other securities or rights convertible into or exercisable or exchangeable for Parent Common Shares set forth on Schedule A hereto (collectively, the “Existing Securities”); and

WHEREAS, each Shareholder acknowledges that the execution and delivery of this Agreement by the Shareholder is a material inducement and condition to the Company’s and Parent’s willingness to enter into the Merger Agreement and that the Company and Parent are entering into the Merger Agreement in reliance upon each Shareholder’s execution, delivery and performance of this Agreement.

NOW THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:

1.	Definitions. Capitalized terms used but not defined in this Agreement have the meanings assigned to those terms in the Merger Agreement.

2.	Effectiveness; Termination.

a.	This Agreement shall be effective upon signing and, subject to Section 2(b) hereof, shall remain in effect until, and shall terminate upon, the earliest to occur of (i) the First Merger Effective Time and (ii) the termination of the Merger Agreement in accordance with its terms.

b.	Sections 13 through 18 hereof shall survive any termination of this Agreement. Termination of this Agreement shall not relieve any party of any liability or damages resulting from such party’s fraud or any knowing and intentional breach of any covenant or obligation contained herein. For purposes of this Agreement, “knowing and intentional breach” means a deliberate action taken or deliberate failure to act that the breaching party intentionally takes (or fails to take) and actually knows that it would, or would reasonably be expected to, be or cause a material breach of this Agreement.

3.	Voting and Support Agreement; Irrevocable Proxy and Power of Attorney.

a.	Each Shareholder irrevocably and unconditionally hereby agrees that, during the term of this Agreement, (x) it shall exercise, or cause to be exercised, all voting or other determinative rights that such Shareholder has in any trust or other legal entity (i) consistent with the terms of the Shareholder’s obligations under this Agreement and (ii) in such manner as to otherwise carry out the intent and purposes of the Shareholders’ obligations in this Agreement, and (y) it shall at any meeting (whether annual or special and each postponement, recess, adjournment or continuation thereof) of the shareholders of Parent, and in any other circumstance, however called, including in connection with any written consent of the shareholders of Parent:

i.	appear at such meeting or otherwise cause all of the Existing Securities, and all other Parent Common Shares and, to the extent entitled to vote at the Parent Shareholders’ Meeting, Parent Equity Awards or securities or rights convertible into or exercisable or exchangeable for Parent Common Shares over which such Shareholder has acquired, after the date hereof and prior to the termination of this Agreement, beneficial or record ownership or the power to vote or direct the voting thereof (including any such Parent Common Shares and, to the extent entitled to vote at the Parent Shareholders’ Meeting, Parent Equity Awards or other securities or rights convertible into or exercisable or exchangeable for Parent Common Shares acquired by means of purchase, dividend or distribution, or issued upon the exercise of any stock options to acquire Parent Common Shares, the vesting of any restricted share units which are settled for Parent Common Shares or the conversion of any convertible securities, or pursuant to any other equity awards or derivative securities (including, to the extent entitled to vote at the Parent Shareholders’ Meeting, any Parent Equity Awards) or otherwise) (the “Subsequently Acquired Securities” and, together with the Existing Securities, the “Securities”), in each case to the extent entitled to vote at the Parent Shareholders’ Meeting), as of the applicable record date, to be counted as present thereat for purposes of calculating a quorum; and

ii.	vote or cause to be voted (including by proxy or written consent, if applicable) all such Securities entitled to vote (A) in favor of the Arrangement Resolution and any other matter necessary for the consummation of the transactions contemplated by the Merger Agreement including the Arrangement and the Mergers, (B) in favor of any proposal to adjourn or postpone any meeting of the shareholders of Parent to a later date if there is no quorum or there are not sufficient votes to approve the matters set forth in the preceding clause (A), (C) against any Acquisition Proposal with respect to Parent, and (D) against any action, proposal, transaction or agreement involving Parent or its Subsidiaries, or any amendment of the Parent Governing Documents, in each case of this clause (D), which would reasonably be expected to (1) result in a breach of any covenant, representation or warranty or any other obligation or agreement of Parent contained in the Merger Agreement, or of the Shareholders contained in this Agreement or (2) prevent, or materially delay, the consummation of the transactions contemplated by the Merger Agreement, including the Arrangement and the Mergers.

b.	Each Shareholder hereby irrevocably and unconditionally:

i.	agrees not to, directly or indirectly, commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, the Company or any of their respective Affiliates relating to the negotiation, execution or delivery of this Agreement, or the Merger Agreement or the consummation of the transactions contemplated hereby or thereby, including any claim alleging a breach of any fiduciary duty of Parent’s board of directors in connection with the Merger Agreement, including the Arrangement and the Mergers or any claim challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement, and

ii.	waives and agrees not to exercise dissent rights under the BCBCA or any other similar dissent or appraisal rights under any other applicable law or Legal Requirement with respect to any or all of such Shareholder’s Securities in connection with the Arrangement Resolution.

c.	i.	Each Shareholder hereby irrevocably grants to, and appoints, the Company, and any individual designated in writing by the Company, and each of them individually, as such Shareholder’s proxy and attorney-in-fact (with full power of substitution and re-substitution), for and in the name, place and stead of such Shareholder, to attend on behalf of such Shareholder any meeting of the shareholders of Parent with respect to any of the matters described in this Agreement, to include the Securities in any computation for purposes of establishing a quorum at any such meeting, to vote or cause to be voted the Existing Securities and any Subsequently Acquired Securities, in each case to the extent entitled to vote, and, in furtherance of the foregoing purposes and the intent of this Agreement, to execute and deliver, in the name and on behalf of such Shareholder, any and all proxies, consents, instruments, certificates, other documents and agreements, and to take any and all other actions, in each case as the Company or its designee may reasonably determine to be necessary or appropriate to give effect to the matters contemplated by this Agreement and to consummate the transactions contemplated by the Merger Agreement.

ii.	Each Shareholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon such Shareholder’s execution and delivery of this Agreement. Each Shareholder hereby affirms that the irrevocable proxy and power of attorney set forth in this Agreement are given in connection with the execution of the Merger Agreement, and that such irrevocable proxy and power of attorney are given to secure the performance of the duties of such Shareholder under this Agreement. Each Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked prior to the termination of this Agreement and is binding on all heirs, successors and assigns of such Shareholder and any future holder or beneficial owner of the Securities (howsoever acquired, whether by transfer or otherwise). Each Shareholder hereby ratifies and confirms that such irrevocable proxy and power of attorney may lawfully do or cause to be done the actions authorized under this Agreement by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with applicable law. The power of attorney granted hereunder is a durable power of attorney and shall survive the death, bankruptcy or incapacity of such Shareholder. The irrevocable proxy and power of attorney granted hereunder shall automatically terminate upon the termination of this Agreement. Upon delivery of written request by the Company, such Shareholder shall as promptly as practicable execute and deliver to the Company a separate written instrument or proxy that embodies the terms of this Section 3(c).

d.	The obligations of the Shareholders set forth in this Section 3 shall apply whether or not approval of the Arrangement Resolution or any action described above is recommended by the Parent Board (or any committee thereof).

4.	Prohibition on Transfers and Conversion.

a.	Each Shareholder hereby agrees that it will not, prior to the earlier of the termination of this Agreement and receipt of the Required Parent Shareholder Vote, without the prior written consent of Parent and the Company, directly or indirectly offer for sale, sell, transfer, assign, give, convey, grant a proxy with respect to, tender in any tender or exchange offer, pledge, encumber, hypothecate or dispose of (by merger, by operation of law or otherwise), either voluntarily or involuntarily, enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, voting, assignment, conveyance, hypothecation or other transfer or disposition of, any of the Securities, or any legal or beneficial interest therein, whether or not for value and whether voluntary or involuntary or by operation of law (any of the foregoing, a “Transfer”).

b.	Notwithstanding the foregoing, nothing in this Agreement shall prohibit a Transfer of Securities (i) for estate-planning purposes, or to an Affiliate, or with respect to a trust over which such Shareholder has sole or shared investment power, so long as (A) the transferee, prior to the time of such Transfer, agrees in a signed writing satisfactory to Parent and the Company to be bound by and comply with the provisions of this Agreement (the “Transferee Consent”), (B) the Shareholder provides at least five (5) Business Days’ prior written notice to Parent and the Company of any such Transfer (which shall include the Transferee Consent) and (C) the Shareholder shall remain responsible for any breach of this Agreement by such transferee, (ii) by testamentary disposition or the laws of intestate succession so long as the Securities being transferred in such testamentary disposition continue to be subject to this Agreement and the recipient thereof agrees to be bound by the terms of this Agreement or (iii) with respect to the Shareholder’s Parent Equity Awards that vest or are exercised on or prior to the earlier of the termination of this Agreement and receipt of the Required Parent Shareholder Vote, to Parent in order to satisfy any required withholding taxes applicable upon such vesting or exercise of such Parent Equity Awards.

c.	Any transfer in violation of this Agreement shall be void ab initio. Each Shareholder hereby agrees that it shall not deposit any Securities in a voting trust, grant any proxy or power of attorney or enter into any voting agreement or similar agreement or arrangement in contravention of the obligations of the Shareholder under this Agreement with respect to any of the Securities.

5.	Additional Shareholder Covenants.

a.	Each Shareholder shall not, and shall cause its controlled Affiliates and use its reasonable best efforts to cause its other Representatives not to, take any action which, if it were taken by Parent or its Representatives, would violate Section 4.3(a) of the Merger Agreement.

b.	Each Shareholder agrees that, in the event that it acquires record or beneficial ownership of, or the power to vote or direct the voting of, any Subsequently Acquired Securities, Schedule A shall be deemed amended accordingly and such Subsequently Acquired Securities shall automatically become subject to the terms of this Agreement, and the Shareholder shall promptly notify Parent and the Company of any such event.

c.	Each Shareholder represents, covenants and agrees that, except for this Agreement, it (i) has not entered into, and shall not enter into during the term of this Agreement, any support or voting agreement or voting trust or similar agreement with respect to the Securities that would be in contravention of the Shareholder’s obligations under this Agreement and (ii) has not granted, and shall not grant during the term of this Agreement, a proxy, consent or power of attorney with respect to the Securities, except any proxy to carry out the Shareholder’s obligations under this Agreement and any revocable proxy granted to officers or directors of Parent at the request of the Parent Board in connection with election of directors or other routine matters at any annual or special meeting of the shareholders of Parent.

d.	Each Shareholder represents, covenants and agrees that it has not entered into and will not enter into any agreement or commitment with any person the effect of which would violate any of the provisions and agreements set forth herein or have the effect of preventing, impairing or adversely affecting the performance by such Shareholder of the Shareholder’s obligations under this Agreement. With respect to any of the Parent Common Shares over which the Shareholder has shared voting power, each Shareholder shall exercise its individual voting power over such Securities in a manner consistent with the Shareholder’s voting obligations under this Agreement with respect to the Securities.

e.	Each Shareholder agrees, from time to time, at the reasonable request of the Company or Parent and without further consideration, to execute and deliver, or cause to be executed and delivered, such additional documents and take all such further action as may be reasonably required to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

6.	Representations of Each Shareholder. Each Shareholder represents and warrants as follows:

a.	The Shareholder has all requisite power and authority to execute and deliver this Agreement and to perform the Shareholder’s obligations hereunder. The execution and delivery of this Agreement by the Shareholder and the consummation by the Shareholder of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Shareholder. This Agreement has been duly executed and delivered by the Shareholder and constitutes a valid and binding obligation of the Shareholder enforceable against the Shareholder in accordance with its terms, subject to the Enforceability Limitations. If the Shareholder is a natural person who is married and resides in a community property state, then such Shareholder’s spouse either (i) has executed and delivered to the Parent and the Company a spousal consent in the form of Annex I hereto concurrent with the execution and delivery hereof or (ii) is a Shareholder that is otherwise subject to this Agreement.

b.	The execution and delivery of this Agreement by the Shareholder does not, and the consummation of the transactions contemplated hereby will not (with or without notice or lapse of time, or both), (i) if not an individual, contravene, conflict with or result in a violation of any material provision of the organizational documents of Shareholder, (ii) result in a violation of, a termination (or right of termination) of or default under, the creation or acceleration of any obligation or the loss of a benefit under, or result in the creation of any Encumbrance (other than Permitted Encumbrances) upon any of the properties or assets of Shareholder under any agreement to which Shareholder is a party or (iii) contravene, conflict with or result in a violation of any Legal Requirement applicable to the Shareholder or any of its properties or assets, other than any such contraventions, conflicts or violations that would not reasonably be expected to, individually or in the aggregate, prevent, impede or materially delay the Shareholder’s ability to satisfy its obligations hereunder.

c.	No Consent from or filings with any Governmental Entity is required to be obtained or made by the Shareholder in connection with the execution, delivery and performance of this Agreement by the Shareholder or the consummation by the Shareholder of the transactions contemplated by this Agreement.

d.	The Shareholder owns beneficially or of record the Existing Securities as set forth on, and in the amounts set forth on, Schedule A hereto, which as of the date hereof constitute all of the Existing Securities of Parent beneficially owned or of record by the Shareholder or over which the Shareholder, directly or indirectly, has sole or shared voting or dispositive authority, and such ownership is free and clear of any proxy, voting restriction, adverse claim or other Encumbrance (other than any restrictions created by this Agreement or under applicable federal or state securities laws).

e.	As used in this Agreement, the terms “beneficial owner,” “beneficially own” and “beneficial ownership” shall have the meaning set forth in Rule 13d-3 promulgated by the SEC under the Exchange Act and the rules and regulations promulgated thereunder, each as amended from time to time.

7.	Representations of the Company. The Company represents and warrants as follows:

a.	The Company is a legal entity duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation. The Company has all requisite corporate power and authority to execute and deliver this Agreement and to perform the Company’s obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

b.	The execution and delivery of this Agreement by the Company does not, and the consummation of the transactions contemplated hereby will not (with or without notice or lapse of time, or both), (i) contravene, conflict with or result in a violation of any material provision of the Company Governing Documents, (ii) result in a violation of, a termination (or right of termination) of or default under, the creation or acceleration of any obligation or the loss of a benefit under, or result in the creation of any Encumbrance (other than Permitted Encumbrances) upon any of the properties or assets of the Company under any agreement to which the Company is a party or (iii) contravene, conflict with or result in a violation of any Legal Requirement applicable to the Company or any of its properties or assets, other than any such contraventions, conflicts or violations that would not reasonably be expected to, individually or in the aggregate, prevent, impede or materially delay the Company’s ability to satisfy its obligations hereunder.

8.	Representations of Parent. Parent represents and warrants as follows:

a.	Parent is a legal entity duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation. Parent has all requisite corporate power and authority to execute and deliver this Agreement and to perform Parent’s obligations hereunder. The execution and delivery of this Agreement by Parent and the consummation by Parent of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Parent. This Agreement has been duly executed and delivered by Parent and constitutes a valid and binding obligation of Parent enforceable against Parent in accordance with its terms, subject to the Enforceability Exceptions.

b.	The execution and delivery of this Agreement by Parent does not, and the consummation of the transactions contemplated hereby will not (with or without notice or lapse of time, or both), (i) contravene, conflict with or result in a violation of any material provision of the Parent Governing Documents, (ii) result in a violation of, a termination (or right of termination) of or default under, the creation or acceleration of any obligation or the loss of a benefit under, or result in the creation of any Encumbrance (other than Permitted Encumbrances) upon any of the properties or assets of Parent under any agreement to which Parent is a party or (iii) contravene, conflict with or result in a violation of any Legal Requirement applicable to Parent or any of its properties or assets, other than any such contraventions, conflicts or violations that would not reasonably be expected to, individually or in the aggregate, prevent, impede or materially delay Parent’s ability to satisfy its obligations hereunder.

9.	Publicity. Each Shareholder hereby authorizes Parent and the Company to publish and disclose in any announcement or disclosure in connection with the Arrangement, the Mergers or otherwise in connection with the Merger Agreement or the Rhino Merger Agreement, including in the Registration Statement, the Proxy Statement/Prospectus and any other filing with any Governmental Body, the Shareholder’s identity and ownership of the Securities and the nature of the Shareholder’s obligations under this Agreement and to file a copy of this Agreement on SEDAR+ (with personal information redacted), if required. Each Shareholder agrees to notify Parent and the Company as promptly as practicable of any inaccuracies or omissions in any information relating to such Shareholder that is so published or disclosed.

10.	Share Dividends, Etc. In the event of any change in the Parent Common Shares by reason of any reclassification, recapitalization, reorganization, share split (including a reverse share split) or subdivision or combination, exchange or readjustment of shares, or any dividend or share distribution, merger or other similar change in capitalization, the term “Securities” shall be deemed to refer to and include such shares as well as all such dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

11.	Entire Agreement. This Agreement and, to the extent referenced herein, the Merger Agreement, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Nothing in this Agreement shall, or shall be construed or deemed to, constitute a Transfer of any Securities or any legal or beneficial interest in or voting or other control over any of the Securities or as creating or forming a “group” for purposes of the Exchange Act, and all rights, ownership and benefits of and relating to the Securities shall remain vested in and belong to the Shareholders, subject to the agreements of the parties set forth herein. This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture or other like relationship between the parties.

12.	Assignment; Third-Party Beneficiaries. This Agreement shall not be assigned by operation of law or otherwise and, except as otherwise provided herein, shall be binding upon and inure solely to the benefit of each party hereto and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

13.	Remedies. The parties acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Agreement required to be performed by any of the parties were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. Accordingly, in the event of any breach or threatened breach by any party of any covenant or obligation contained in this Agreement, any non-breaching party shall be entitled to obtain, without proof of actual damages (and in addition to any other remedy to which such non-breaching party may be entitled at law or in equity): (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation; and (b) an injunction restraining such breach or threatened breach. Each of the parties hereby waives any requirement for the securing or posting of any bond in connection with any such remedy. The parties further agree not to assert that (a) a remedy of specific performance or an injunction is unenforceable, invalid, contrary to law or inequitable for any reason or (b) a remedy of monetary damages would provide an adequate remedy.

14.	Governing Law; Venue; Waiver of Jury Trial.

a.	This Agreement, and any action, suit or other legal proceeding arising out of or relating to this Agreement (including the enforcement of any provision of this Agreement), or the legal relationship of the parties to this Agreement (whether at law or in equity, whether in contract or in tort or otherwise), shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, regardless of the choice of laws principles or any borrowing statute of the State of Delaware, as to all matters, including matters of validity, construction, effect, enforceability, performance and remedies. In any action, suit or other legal proceeding between any of the parties arising out of or relating to this Agreement, or the legal relationship of the parties to this Agreement (whether at law or in equity, whether in contract or in tort or otherwise), each of the parties: (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Chosen Court; (ii) agrees that it will not attempt to deny or defeat such jurisdiction by motion or other request for leave from the Chosen Court; and (iii) agrees that it will not bring any such action in any court other than the Chosen Court.

b.	EACH PARTY ACKNOWLEDGES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY ACKNOWLEDGES, AGREES AND CERTIFIES THAT: (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD, IN THE EVENT OF LITIGATION, SEEK TO PREVENT OR DELAY ENFORCEMENT OF SUCH WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER; (iii) IT MAKES SUCH WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.

15.	Notice. Each notice, request, demand or other communication under this Agreement shall be in writing and shall be deemed to have been duly given, delivered or made as follows: (a) if delivered by hand, when delivered; (b) if sent by registered, certified or first class mail, the second Business Day after being sent; (c) if sent via a national courier service, two Business Days after being delivered to such courier; and (d) if sent by email, when sent, provided that (i) the subject line of such email states that it is a notice delivered pursuant to this Agreement and (ii) the sender of such email does not receive a written notification of delivery failure. All notices and other communications hereunder shall be delivered to the address or email address set forth beneath the name of such party below (or to such other address or email address as such party shall have specified in a written notice given to the other parties hereto):

if to a Shareholder, to the applicable address set forth on the signature pages hereto.

if to Parent, to the following addresses:

The Real Brokerage, Inc.
701 Brickell Avenue, 17th Floor
Miami, FL 33131
Attention: [Intentionally Omitted]
Email: [Intentionally Omitted]

with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Attention:	David K. Boston
Sean M. Ewen
Andrew C. Marmer

Email:	dboston@willkie.com
Sewen@willkie.com
AMarmer@willkie.com

and to:

Gowling WLG (Canada) LLP
Suite 1600, 1 First Canadian Place
100 King Street West
Toronto ON M5X 1G5
Canada
Attention: Jason A. Saltzman
Email: Jason.saltzman@gowlingwlg.com

if to the Company, to the following addresses:

RE/MAX Holdings, Inc.
5075 S. Syracuse Street
Denver, CO 80237
Attention: [Intentionally Omitted]
Email: [Intentionally Omitted]

with a copy (which shall not constitute notice) to:

Morrison & Foerster LLP
425 Market Street
San Francisco, CA 94105

Attention: Gavin Grover; Michael O’Bryan; Joseph Sulzbach
Email: ggrover@mofo.com; mobryan@mofo.com; jsulzbach@mofo.com

16.	Severability. Each party agrees that, should any court or other competent authority hold any provision of this Agreement or part hereof to be invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such other term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Shareholders, Parent and the Company shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

17.	Amendments; Waivers. Any provision of this Agreement may be amended, modified or waived if, and only if, such amendment, modification or waiver is in writing and signed (a) in the case of an amendment or modification, by the Shareholders, Parent and the Company, and (b) in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

18.	No Representative Capacity. Notwithstanding anything to the contrary herein, this Agreement applies to each Shareholder solely in the Shareholder’s capacity as a shareholder of Parent, and, to the extent a Shareholder serves as a member of the board of directors or as an officer of Parent or any of its subsidiaries, nothing in this Agreement shall limit or affect any actions or omissions taken by the Shareholder in the Shareholder’s capacity as a director or officer, in each case in accordance with and to the extent permitted by the terms of the Merger Agreement and not as a shareholder of Parent.

19.	Further Assurances. The Shareholder shall, without further consideration, and at its own expense, from time to time, perform such further acts and execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as the Company may request for the purpose of effectuating the matters covered by this Agreement or that are necessary to vest in the Company the power to carry out and give effect to the provisions of this Agreement.

20.	Counterparts. This Agreement may be executed in multiple counterparts, including via facsimile or e-mail in “portable document format” form transmission, or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com all of which shall be considered one and the same agreement and shall become effective when the counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

21.	No Agreement until Executed. This Agreement shall not be effective unless and until (i) the Merger Agreement is executed by all parties thereto and (ii) this Agreement is executed and delivered by all parties hereto.

The parties have caused this Agreement to be duly executed as of the date first above written.

THE REAL BROKERAGE, INC.

By:	/s/ Tamir Poleg
Name: Tamir Poleg
Title: Chief Executive Officer

RE/MAX HOLDINGS, INC.

By:	/s/ Susan Winders
Name: Susan Winders
Title: Chief Legal Officer and Chief Compliance Officer

The parties have caused this Agreement to be duly executed as of the date first above written.

THE REAL BROKERAGE, INC.

By:	/s/ Ravi Jani
Name: Ravi Jani
Title: Chief Financial Officer

The parties have caused this Agreement to be duly executed as of the date first above written.

GUY GAMZU

/s/ Guy Gamzu
Guy Gamzu

Address: [Intentionally Omitted]

Attention: [Intentionally Omitted]
Email: [Intentionally Omitted]

The parties have caused this Agreement to be duly executed as of the date first above written.

JENNA ROZENBLAT

/s/ Jenna Rozenblat
Jenna Rozenblat

Address: [Intentionally Omitted]

Attention: [Intentionally Omitted]
Email: [Intentionally Omitted]

[Signature Page to Parent Voting and Support Agreement]

The parties have caused this Agreement to be duly executed as of the date first above written.

LARRY KLANE

/s/ Larry Klane
Larry Klane

Address: [Intentionally Omitted]

Attention: [Intentionally Omitted]
Email: [Intentionally Omitted]

[Signature Page to Parent Voting and Support Agreement]

The parties have caused this Agreement to be duly executed as of the date first above written.

PRITESH DAMANI

/s/ Pritesh Damani
Pritesh Damani

Address: [Intentionally Omitted]

Attention: [Intentionally Omitted]
Email: [Intentionally Omitted]

[Signature Page to Parent Voting and Support Agreement]

The parties have caused this Agreement to be duly executed as of the date first above written.

TAMIR POLEG

/s/ Tamir Poleg
Tamir Poleg

Address: [Intentionally Omitted]

Attention: [Intentionally Omitted]
Email: [Intentionally Omitted]

[Signature Page to Parent Voting and Support Agreement]

The parties have caused this Agreement to be duly executed as of the date first above written.

INSIGHT PARTNERS XI, L.P.
By: Insight Associates XI, L.P., its general partner
By: Insight Associates XI, Ltd., its general partner

By:	/s/ John B. Weinstein
Name: John B. Weinstein
Title: General Counsel

INSIGHT PARTNERS (CAYMAN) XI, L.P.
By: Insight Associates XI, L.P., its general partner
By: Insight Associates XI, Ltd., its general partner

By:	/s/ John B. Weinstein
Name: John B. Weinstein
Title: General Counsel

INSIGHT PARTNERS XI (CO-INVESTORS), L.P.
By: Insight Associates XI, L.P., its general partner
By: Insight Associates XI, Ltd., its general partner

By:	/s/ John B. Weinstein
Name: John B. Weinstein
Title: General Counsel

[Signature Page to Parent Voting and Support Agreement]

INSIGHT PARTNERS XI (CO-INVESTORS) (B), L.P.
By: Insight Associates XI, L.P., its general partner
By: Insight Associates XI, Ltd., its general partner

By:	/s/ John B. Weinstein
Name: John B. Weinstein
Title: General Counsel

INSIGHT PARTNERS (DELAWARE) XI, L.P.
By: Insight Associates XI, L.P., its general partner
By: Insight Associates XI, Ltd., its general partner

By:	/s/ John B. Weinstein
Name: John B. Weinstein
Title: General Counsel

INSIGHT PARTNERS (EU) XI, S.C.Sp.
By: Insight Associates (EU) XI, S.a.r.l., its general partner

By:	/s/ John B. Weinstein
Name: John B. Weinstein
Title: General Counsel

Address: [Intentionally Omitted]

Attention: [Intentionally Omitted]
Email: [Intentionally Omitted]

[Signature Page to Parent Voting and Support Agreement]

Schedule A

Existing Securities Information

[Intentionally Omitted]

ANNEX I

Spousal Consent

[Intentionally Omitted]